Exhibit 10.3

Sixteenth Amendment to Loan and Security Agreement

Borrower:    (1) Cardlytics, Inc., a Delaware corporation (“Parent”)
(2)Dosh Holdings LLC (formerly known as BSpears Merger Sub II,
LLC), an Ohio limited liability company
(3)AFIN Intermediate Holdings, Inc. a Delaware corporation
(4)AFIN Holdings Inc., a Delaware corporation
(5)HSP EPI Acquisition, LLC, a Delaware limited liability company Date:    March 26, 2024
This SIXTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this
“Amendment”) is entered into among, the borrowers named above (each and collectively, the “Borrower”), the lenders from time to time party to the Loan Agreement (“Lenders”) and Banc of California, a California state-chartered bank (formerly known as Pacific Western Bank) in its capacity as administrative and collateral agent for the Lenders (“Agent”).
Agent, Lenders and Borrower agree to amend the Loan and Security Agreement between them, dated May 21, 2018 (as amended, the “Loan Agreement”), as follows, effective as of the date hereof except as otherwise provided below. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)
1.Consent to 2024 Convertible Notes. Borrower has informed Agent and Lenders that it intends to issue up to $172.5 million in unsecured convertible notes, due April 2029 on the terms set forth in the offering memorandum provided to Agent and Lenders prior to the date hereof (“2024 Convertible Notes”). Borrower has represented and warranted to Agent and Lenders that the proceeds of such 2024 Convertible Note offering will be used to redeem or repurchase for cash a portion of outstanding 2020 Convertible Notes at, or below, par value (“2020 Convertible Note Repurchase”). Agent and Lenders hereby consent to the issuance of the 2024 Convertible Notes by Parent and the 2020 Convertible Note Repurchase, provided that (i) all of the 2024 Convertible Notes are unsecured, (ii) proceeds from the 2024 Convertible Notes are used in whole or in part for the 2020 Convertible Note Repurchase (and Borrower shall provide Agent with evidence thereof, promptly upon request), (iii) the stated interest rate of the 2024 Convertible Notes does not exceed seven percent (7%) per annum, and (iv) Borrower complies with the provisions of Section 5.5(xviii) of the Loan Agreement in connection with any 2020 Convertible Note Repurchases, including without limitation, the requirement relating to Borrower’s minimum pro forma cash after such settlement of the 2020 Convertible Note Repurchases. This consent does not constitute a consent to any further or other transactions, whether or not similar to the foregoing, nor does it constitute a waiver of any provisions of, or rights and remedies under, the Loan Agreement or any of the other Loan Documents.
2.Amendments to the Loan Agreement.
2.1Negative Covenants. Section 5.5 of the Loan Agreement is hereby amended, as follows:
(a)Section 5.5(xviii) of the Loan Agreement is hereby amended and restated
in its entirety, to read as follows:

Exhibit 10.3

“(xviii) (A) prepay in cash any principal of or interest on, or redeem or repurchase for cash any of the 2020 Convertible Notes ((i) other than a repurchase or settlement upon conversion on the occurrence of a “fundamental change,” and (ii) other than settlement upon conversion of the 2020 Convertible Notes in accordance with their terms or any other redemption or repurchase of the 2020 Convertible Notes, and (iii) other than the 2020 Convertible Note Repurchase, so long as in connection with any such settlement, redemption or repurchase in cash (other than cash in lieu of fractional shares) (x) Borrower shall have, on a pro forma basis after giving effect to such settlement, redemption or repurchase, unrestricted cash in deposit accounts with Lender in an amount equal to or greater than (i) the principal amount of the Loans then outstanding, plus (ii) $25,000,000; provided that clause (ii) shall be reduced to
$22,000,000 upon Agent’s receipt of evidence (reasonably satisfactory to Agent) that Borrower has made the Bridg settlement payment of
$3,000,000 on or before January 31, 2025 and shall be further reduced to
$20,000,000 upon Agent’s receipt of evidence (reasonably satisfactory to Agent) that Borrower has made the Bridg settlement payment of
$2,000,000 on or before June 30, 2025 and (y) at the time of any such settlement, redemption or repurchase, no Default or Event of Default shall have occurred or would reasonably be expected to result from such settlement), (B) effect any amendment to the terms of the 2020 Convertible Notes which has the effect of shortening the maturity thereof to a date prior to September 2025, or otherwise shortening any dates upon which payments of principal or interest are due thereon, or increasing the interest rate thereon, or (C) changing the redemption or mandatory prepayment provisions of the 2020 Convertible Notes, or other material provisions thereof in a manner that makes them more restrictive or adverse as to Borrower; or”
(b)Section 5.5 of the Loan Agreement is hereby amended by adding a new subclause (xx) to the end thereof, to read as follows:
“(xx)(A) prepay in cash any principal of or interest on, or redeem or repurchase for cash any of the 2024 Convertible Notes ((i) other than a repurchase or settlement upon conversion on the occurrence of a “fundamental change,” and (ii) other than settlement upon conversion of the 2024 Convertible Notes in accordance with their terms or any other redemption or repurchase of the 2024 Convertible Notes, so long as in connection with any such settlement, redemption or repurchase in cash (other than cash in lieu of fractional shares) (x) Borrower shall have, on a pro forma basis after giving effect to such settlement, redemption or repurchase, unrestricted cash in deposit accounts with Lender in an amount equal to or greater than (i) the principal amount of the Loans then outstanding, plus (ii) $25,000,000; provided that clause (ii) shall be reduced to $22,000,000 upon Agent’s receipt of evidence (reasonably satisfactory to Agent) that Borrower has made the Bridg settlement payment of $3,000,000 on or before January 31, 2025 and shall be further reduced to $20,000,000 upon Agent’s receipt of evidence (reasonably satisfactory to Agent) that Borrower has made the Bridg settlement payment of $2,000,000 on or before June 30, 2025 and (y) at the time of any such settlement, no Default or Event of Default shall have occurred or would reasonably be expected to result from such settlement), (B) effect any amendment to the terms of the 2024 Convertible Notes which has the effect of shortening the maturity thereof to a date prior to April 1, 2029, or otherwise shortening any dates upon which payments of principal or interest are due thereon, or increasing the interest rate thereon, or (C) changing the redemption or mandatory prepayment provisions of the 2024 Convertible Notes, or other material provisions thereof in a manner that makes them more restrictive or adverse as to Borrower; or”
2.2Definitions. Section 8 of the Loan Agreement is hereby amended, as follows:
(a)Adding the following definitions to Section 8 of the Loan Agreement, in

Exhibit 10.3
alpha-numerical order:

“‘2024 Convertible Notes’ means Borrower’s convertible senior notes due 2029 in a principal amount not to exceed $172.5 million, which are on substantially the terms set forth in the draft preliminary offering memorandum for the convertible notes provided to the Agent and Lenders on or prior to the date of the Sixteenth Amendment.”
“‘Sixteenth Amendment’ means that Sixteenth Amendment to Loan and Security Agreement, dated as of March 26, 2024 by and between Borrower, Agent and Lenders.”
(b)Adding a new clause (vi) to the definition of “Change in Control” in
Section 8 of the Loan Agreement, to read as follows:
“(vi) a ‘fundamental change’ or other event occurs which gives any holders of the 2024 Convertible Notes a right to require the Borrower to repurchase any 2024 Convertible Notes.”
(c)Restating clause (ix) of the definition of “Permitted Indebtedness” and adding a new clause (x) to the definition of “Permitted Indebtedness”, to read as follows:
“(ix) Indebtedness consisting of the 2024 Convertible Notes; and
(x) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness in clauses (ii) through (ix) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower.”
2.3Deposit Accounts. Section 8(b)(i) of the Schedule to the Loan Agreement is hereby amended and restated to read as follows:
“(1) Borrower may maintain up to a total not to exceed $15,000,000 in Deposit Accounts at other institutions in the United States (including amounts held in the Permitted HNB Accounts and Borrower’s PayPal account), in each case, subject to a control agreement among Borrower, such institution and Agent, in form and substance satisfactory to Agent in its Good Faith Business Judgment, within the time-frame specified herein, if any; provided that a control agreement for Borrower’s PayPal account shall not be required hereunder so long as the balance does not exceed
$250,000.”
3.Facility Fee. In consideration for Agent and Lenders entering into this Amendment, Borrower shall concurrently pay to Agent for the benefit of Lenders a fee in the amount of $5,000 which shall be non-refundable and in addition to all interest and other fees payable to Agent for benefit of Lenders under the Loan Documents. Agent is authorized to charge said fee to Borrower’s loan account or any of Borrower’s deposit accounts with Agent.
4.Legal Expenses. Without limitation on the terms of the Loan Documents, Borrower agrees to reimburse Bank for all its documented costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment.
5.Representations True. Borrower represents and warrants to Agent and Lenders that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct in all material respects, except as to representations and warranties that relate to a different date, in which case said representations and warranties continue to be true in all material respects as of said date and those representations and warranties that are conditioned by materiality, which shall be true and correct in all respects.

Exhibit 10.3
6.General Release. In consideration for Agent and Lenders entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Agent, Lenders, and their successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them (collectively, the “Releasees”), from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment arising under or in any way related to the Loan Agreement, this Amendment or any other Loan Document or any of the transactions contemplated herein or therein (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Agent and Lenders against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys’ fees of counsel of Lenders’ choice and costs, which Lenders may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.
7.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Agent.
8.Applicable law. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT INCLUDING AND GIVING EFFECT TO SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), EXCEPT TO THE EXTENT ANY SUCH OTHER LOAN DOCUMENT EXPRESSLY SELECTS THE LAW OF ANOTHER JURISDICTION AS GOVERNING LAW THEREOF, IN WHICH CASE THE LAW OF SUCH OTHER JURISDICTION SHALL GOVERN.
9.Consent to Jurisdiction. The provisions of Section 9.21 of the Loan Agreement titled: “Consent to Jurisdiction” shall apply to this Amendment, and the terms thereof are incorporated herein by this reference.
10.General Provisions. Borrower (including Converted Entity) hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Agent, Lenders and Borrower, and the other written documents and agreements between Agent, Lenders and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Agent and Lenders on the one hand and Borrower on the other hand shall continue in full force and effect and the same are hereby ratified and confirmed. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
11.Mutual Waiver of Jury Trial. AGENT AND LENDERS AND BORROWER EACH ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT IT MAY BE WAIVED. EACH OF THE PARTIES, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT, WITH COUNSEL OF THEIR CHOICE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AMENDMENT, THE LOAN AGREEMENT, OR ANY RELATED INSTRUMENT OR LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), ACTION OR INACTION OF ANY OF THEM. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY ANY PARTY HERETO, EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY EACH OF THEM. IF FOR ANY REASON THE PROVISIONS OF THIS SECTION ARE VOID, INVALID OR UNENFORCEABLE, THE SAME SHALL NOT AFFECT ANY OTHER TERM OR PROVISION OF THIS AMENDMENT, AND ALL OTHER TERMS AND PROVISIONS OF THIS AMENDMENT SHALL BE UNAFFECTED BY THE SAME AND CONTINUE IN FULL FORCE AND EFFECT.

Exhibit 10.3

Borrower: CARDLYTICS, INC. By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: Chief Legal and Privacy Officer	Agent and Lender: BANC OF CALIFORNIA By:_/s/ Samantha Mertzel__________ Name: Samantha Mertzel Title: Senior Vice President
Borrower/Converted Entity: DOSH HOLDINGS LLC By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: Manager
Borrower: AFIN INTERMEDIATE HOLDINGS INC. By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: AFIN HOLDINGS INC. By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: President, Treasurer and Secretary
Borrower: HSP EPI ACQUISITION, LLC By:_/s/ Nick Lynton_______________________ Name: Nick Lynton Title: Manager and President

[Signature Page—Sixteenth Amendment to Loan and Security Agreement]